UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2004

The Reynolds and Reynolds Company
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-10147	31-0421120
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Reynolds Way, Dayton, Ohio		45430
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	937-485-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01. Other Events.

The Reynolds and Reynolds Company (the "Company") has elected to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and is hereby filing this Form 8-K to set forth cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements that may be or have been made by or on behalf of the Company from time to time in the Company's SEC filings, press releases, and other oral or written announcements.

Forward-looking statements made by or on behalf of the Company are or will be based on current expectations, estimates, forecasts and projections of future Company or industry performance based on management's judgment, beliefs, current trends and market conditions. Forward-looking statements made by or on behalf of the Company may be identified by the use of words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Actual outcomes and results may differ materially from what is expressed, forecasted or implied in any forward-looking statement. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

The Company cautions readers that the following important factors, among others, in some cases have caused, and in the future could cause, the Company's actual results to differ materially from those expressed in any forward-looking statements made by or on behalf of the Company. Additionally, any one of the following factors could have a material adverse effect on the Company's business, financial condition and results of operations.

The following factors supersede and replace in their entirety the factors set forth in the Company's Current Report on form 8-K filed with the Securities and Exchange Commission on August 11, 2000.

COMPETITION. The Company faces competition in all areas of its business activity. The Company's competitors are numerous, ranging from some of the world's largest corporations to many relatively small and highly specialized firms. The Company competes primarily on the basis of technology, performance, price, quality, reliability, distribution, and customer service and support. By specializing in a particular niche market, the Company has emphasized reliable and responsive service, broad industry knowledge and long-term relationships. While the loss of any single customer would not be material, the Company does have several significant customers, whose loss in the aggregate would negatively impact the Company. The Company will be required to develop new products, periodically enhance its existing products and compete effectively on the basis of the factors described above to remain competitive.

NEW PRODUCTS AND SERVICES. The Company’s growth objectives are dependent on the timing and market acceptance of its new product offerings. The Company must be able to continue developing, manufacturing, marketing and implementing innovative products and services rapidly that meet customer requirements for performance and reliability. It requires accurate anticipation of customers’ changing needs and emerging technological trends and may require acquisitions or strategic partnerships for success. Also, the Company must make long-term investments and commit significant resources before knowing whether its investments will eventually result in products and services that both embody the latest technology and achieve market acceptance. This process requires accurate forecasting of volumes, configurations, integration and mix of products and services and properly trained personnel with the necessary skills. Moreover, the supply and timing of new products or services must match customers' demands and timing for the particular products or services. Failure to successfully launch these new products and services could result in cancellation of orders, and/or charges to earnings, including impairment of assets.

Given the wide variety and complexity of products and services that the Company offers, the process of planning and bringing new products and services to market, whether internally or through relationships with others, is inherently difficult and uncertain. Product development, variations in product costs, and delays in customer purchases of current products in anticipation of new product introductions are among the factors that make a smooth transition from current products to new products difficult. In addition, there can be no assurance that the Company’s expectations regarding new products will be met. Moreover, the timing of the introduction of new product and services by suppliers and competitors may negatively affect future operating results of the Company. Furthermore, some of the Company's new products may replace or compete with certain of the Company's existing products.

RELIANCE ON SUPPLIERS. Third party software and computer hardware and peripherals are essential to the Company’s product offerings. It licenses or purchases these products from a variety of suppliers. Currently, one supplier supplies the hardware platform for its dealer management systems. If this source of supply were to be interrupted, some delay would occur in converting to a new platform. Moreover, the Company has expanded its use of third party hosted application and damage or interruption from sources outside the Company’s control at these facilities could result in interruptions in the Company’s service. The Company historically has not experienced difficulties in obtaining the necessary software licenses or hardware and peripherals to operate its business, nor does it reasonably foresee difficulty in obtaining them in the future on competitive terms and conditions. An adequate supply of paper products is also essential to the Company's automotive forms business. The Company purchases paper from major suppliers and historically has not experienced difficulties in obtaining paper products. The Company's form business may be negatively impacted if such difficulties arise.

DEPENDENCE ON KEY PERSONNEL. The Company depends on the continued service and availability of skilled personnel, including technical, sales, marketing and staff positions. Experienced personnel in the information technology industry are in high demand and competition for their talents may be intense. There can be no assurance that the Company will be able to successfully retain and attract the key personnel it needs.

BUSINESS INTERRUPTIONS AND DEPENDENCE ON SINGLE RESOURCE FOR
CERTAIN SERVICES. The Company's operations depend in large part upon its ability to provide prompt and efficient services to its customers. Certain of the Company's operations are performed at a single location and depend on continuous computer, hardware, internet, printing, electrical and telephone services. A disruption of these key services could impair the Company's day- to-day operations. There can be no assurance that a fire, flood, earthquake, wide-spread power outage or other disaster affecting one or more of the Company's facilities would not disable these services. Significant damage to any facility or other failures that cause significant interruptions of the Company's operations may not be completely covered by insurance.

BUSINESS COMBINATIONS, STRATEGIC ALLIANCES, JOINT VENTURES AND
DIVESTITURES. As part of its strategy for growth, the Company has made, and may continue to make, business combinations, strategic alliances, joint ventures and divestitures. The effective integration of business combinations, strategic alliances, and acquired companies may be difficult to achieve. It is also possible that the Company may not realize any or all expected benefits from recent acquisitions or achieve benefits from acquisitions in a timely manner. In addition, the Company may incur significant costs and impact existing internal resources in connection with the integration of acquisitions. Failure to effectively integrate recent and future acquisitions could result in charges to earnings, including impairment of assets.

DISTRIBUTION CHANNELS. The Company offers its products and services primarily through the dealership franchise distribution channel. Changes in the method or manner of the distribution of the automotive industry could negatively impact the Company’s financial condition.

INTELLECTUAL PROPERTY. While the Company’s various proprietary intellectual property rights are important to its success, the Company believes its business as a whole is not materially dependent upon any particular license or patent. The Company owns a number of patents, trademarks and copyrights relating to its products and services. The Company also has licenses from third parties. These patents and licenses vary in duration. The Company has granted and does grant licenses to others under reasonable terms and conditions. There can be no assurance that the Company’s intellectual property rights will not be subject to claims of infringement or improper use of the Company’s technology.

FOREIGN CURRENCY; ECONOMIC CONDITIONS. The Company’s business may be affected by changes in worldwide economic conditions and factors in the United States and other countries that are beyond its control, such as downturns in economic activity in a specific country or region, or political, labor or social conditions in a specific country or region. The Company’s international operations may also be affected by fluctuations in foreign currency exchange rates and the United States dollar.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Reynolds and Reynolds Company

November 2, 2004	By:	Douglas M. Ventura

Name: Douglas M. Ventura
Title: Executive Vice President of Operations, General Counsel and Secretary